                                                                     Exhibit 4.1


   NUMBER                                                             SHARES
PF

COMMON STOCK                                                        COMMON STOCK
                           PHASE FORWARD INCORPORATED
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                            CUSIP    71721R 40 6

THIS CERTIFIES THAT


                                    SPECIMEN



is the Owner of



  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                           PHASE FORWARD INCORPORATED

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

Dated:

                           Phase Forward Incorporated
                                   CORPORATE
                                      SEAL
                                      1997
                                    DELAWARE


TREASURER                                                              PRESIDENT

  The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

  TEN COM - as tenants in common     UNIF GIFT MIN ACT-_________Custodian_______
  TEN ENT - as tenants by the                           (Cust)           (Minor)
            entireties                       under Uniform Gifts to Minors
  JT TEN  - as joint tenants with
            right of survivorship            Act________________________________
            and not as tenants in                           (State)
            common

    Additional abbreviations may also be used though not in the above list.

For Value Received, ___________________ hereby sells, assigns and transfers unto


PLEASE PRINT OR TYPEWRITE IDENTIFYING NUMBER
AND NAME OF ASSIGNEE AS IT SHOULD APPEAR ON
CERTIFICATE AND SHOW ADDRESS
____________________________________________


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: __________________________________________


                    X___________________________________________________________


                    X___________________________________________________________

                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatever. Signatures of registered owners on this certificate or on powers of attorney, and signatures of attorneys on this certificate or on powers of substitution, must be guaranteed.




Signature Guaranteed:_________________________________
                     SIGNATURE MUST BE GUARANTEED BY A
                     COMMERCIAL BANK OR FIRM WHICH IS
                     A MEMBER OF A REGISTERED NATIONAL
                     STOCK EXCHANGE.